UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 27, 2013

OMTHERA PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35869	26-3797738
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

707 State Road Princeton, NJ	08540
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (908) 741-4399

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01              Entry into a Material Definitive Agreement.

Agreement and Plan of Merger

On May 27, 2013, Omthera Pharmaceuticals, Inc., a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Zeneca, Inc., a Delaware corporation ( “Parent”), and KAFA Acquisition Corp., a Delaware Corporation and a wholly owned subsidiary of Parent (“Merger Subsidiary”), providing for the merger of Merger Subsidiary with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly owned subsidiary of Parent.

Pursuant to the terms and subject to the conditions of the Merger Agreement, at the effective time of the Merger, each outstanding share of the Company’s common stock (other than (i) shares held by the Company, Parent or Merger Subsidiary, which will be cancelled without payment, (ii) shares held by any subsidiary of Parent (other than Merger Subsidiary), which will be converted into shares of the surviving corporation and (iii) shares owned by stockholders who have perfected and not withdrawn a demand for, or lost their right to, appraisal with respect to such shares (collectively, the “Excluded Shares”)) will be converted into the right to receive $12.70 in cash, without interest, less any applicable withholding taxes (the “Cash Consideration”), plus one contractual contingent value right (“CVR”), which represents the right to receive contingent payments of up to approximately $4.70 in cash in the aggregate, without interest, less any applicable withholding taxes, if specified milestones are achieved within agreed upon time periods (the “Contingent Consideration”), subject to and in accordance with the terms and conditions of the CVR Agreement (described below).

Company stock options, restricted stock and warrants will generally be cancelled upon completion of the Merger in exchange for Cash Consideration and CVRs.  The Merger Agreement requires the Company to take all action necessary to cause each stock option to be vested and exercisable at least two business days prior to the effective date of the Merger. At least ten business days prior to such effective date, the Company will provide written notice to each holder of options to purchase shares of Company common stock that such holder will have the right to exercise their stock options by providing the Company with notice of exercise and full payment of the applicable exercise price.  Each option that remains unexercised immediately prior to the effective time of the Merger will be cancelled at such time.

The parties’ obligations to complete the Merger are conditioned upon customary closing conditions, including without limitation: (i) adoption of the Merger Agreement by the Company’s stockholders; (ii) the absence of any applicable law that prohibits consummation of the merger; and (iii) the expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and any required approvals thereunder.  Each party’s obligation to consummate the Merger is also subject to certain other conditions, including without limitation: (x) the performance by the Company, Parent and Merger Subsidiary in all material respects of their obligations under the Merger Agreement and (y) the accuracy of representations and warranties made by the Company, Parent and Merger Subsidiary (subject to certain qualifications).  In addition, the obligation of Parent and Merger Subsidiary to consummate the Merger is subject to the absence of any event or occurrence or development of a circumstance, in each case arising after the date of the Merger Agreement which, individually or in the aggregate, has had or would reasonably be expected to have a Company Material Adverse Effect (as defined in the Merger Agreement).  The Merger is not subject to a financing condition.

The Merger Agreement prohibits the Company from soliciting or initiating discussions with third parties regarding other proposals to acquire the Company, and the Company has agreed to certain restrictions on its ability to respond to such proposals, subject to the fulfillment of certain fiduciary requirements of the Company’s Board of Directors under Delaware law.  The Merger Agreement contains certain termination rights for Parent and Merger Subsidiary including, with respect to the Company, in the event that the Company makes an Adverse Recommendation Change (as defined in the Merger Agreement).  In connection with the termination of the Merger Agreement under specified circumstances, including with respect to an Adverse Recommendation Change, the Company is required to pay to Parent a termination fee.

The Company has made customary representations and warranties and covenants in the Merger Agreement, including without limitation, covenants regarding: (i) the conduct of the business of the Company prior to the consummation of the Merger, (ii) the calling and holding of a meeting of the Company’s stockholders for the purpose of obtaining the required votes necessary to adopt the Merger Agreement and (iii) the use of reasonable best efforts to cause the Merger to be consummated.

The Merger Agreement has been filed as an exhibit to this Form 8-K to provide you with information regarding the terms of the agreement and is not intended to modify or supplement any factual disclosures about the Company in its public reports filed with the Securities and Exchange Commission (the “SEC”). In particular, the Merger Agreement and related summary are not intended to be, and should not be relied upon as, disclosures regarding any facts and circumstances relating to the Company or Parent. The representations and warranties have been negotiated with the principal purpose of establishing the circumstances in which a party may have the right not to close the Merger if the representations and warranties of the other party prove to be untrue due to a change in circumstance or otherwise, and allocate risk between the parties, rather than establishing matters as facts.

The Merger Agreement is attached hereto as Exhibit 2.1 and incorporated herein by reference. The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement.

Contingent Value Right Agreement

Prior to the effective time of the Merger, Parent will enter into a Contingent Value Right Agreement (the “CVR Agreement”) with a rights agent selected by Parent and reasonably acceptable to the Company governing the terms of the Contingent Consideration.  As provided in the Merger Agreement, each share of Company common stock outstanding immediately prior to the effective time of the merger (other than certain excluded shares) will be converted automatically into the right to receive, in addition to the Cash Consideration, one CVR, which represents the right to receive contingent payments of up to approximately $4.70 in cash in the aggregate, without interest, less any applicable withholding taxes, if the milestones set forth below are achieved within the time periods set forth below.  The amounts of each of the payments under the CVR will vary depending on the number of Company options exercised prior to the effective date of the Merger.

•                  approximately $1.18 per CVR if (i) the Milestone #1 Regulatory Approval (as defined in the CVR Agreement) is attained at any time during period commencing on the date of the CVR Agreement and ending on July 31, 2014 and (ii) the Milestone #1 Determination (as defined in the Merger Agreement) is received on or before September 30, 2014;

•                  approximately $3.52 per CVR if Milestone #2 (as defined in the Merger Agreement) is attained at any time during the period commencing on the date of the CVR Agreement and ending on March 31, 2016; and

•                  up to approximately $4.70, less any milestone payments previously paid pursuant to the foregoing, if Milestone #3 (as defined in the Merger Agreement) is attained at any time during the period commencing on the date of the CVR Agreement and ending on December 31, 2020.

The right to the Contingent Consideration as evidenced by the CVR Agreement is a contractual right only and will not be transferable, except in the limited circumstances specified in the CVR Agreement.

The foregoing description of the CVR Agreement does not purport to be complete and is qualified in its entirety by reference to the CVR Agreement, which is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

Stockholder Voting Agreements

In connection with the entry into the Merger Agreement, one of our directors and our Chief Executive Officer, Gerald L. Wisler, one of our executive officers, Michael H. Davidson, M.D., certain investment funds affiliated with Sofinnova Capital VI FCPR, and certain investment funds affiliated with New Enterprise Associates (collectively, the “Voting Stockholders”), have entered into voting agreements with Parent (the “Voting Agreements”). Pursuant to the Voting Agreements, the Voting Stockholders agreed to vote their shares of the Company’s common stock in favor of the Merger and against any (i) Acquisition Proposal (as defined in the Merger Agreement), (ii) reorganization, recapitalization, liquidation or winding-up of the Company or any other extraordinary transaction involving the Company other than the Merger or (iii) corporate action the consummation of which would frustrate the purposes, or prevent or delay the consummation, of the transactions contemplated by the Merger Agreement. The Voting Stockholders together own more than 50% of the outstanding shares of common stock. Accordingly, unless the Voting Agreements are terminated, the Voting Stockholders will vote their shares of common stock in favor of the Merger Agreement and the Merger will be approved. The Voting Agreements will terminate upon the earlier of (i) the Merger and (ii) the termination of the Merger Agreement in accordance with its terms. In addition, the Voting Stockholders may terminate the Voting Agreement if there is an Adverse Recommendation Change (as defined in the Merger Agreement) or the Merger Agreement is amended to decrease the amount or change the form of the Merger Consideration.

The Voting Agreements are attached hereto as Exhibits 99.2, 99.3, 99.4, and 99.5, and are incorporated herein by reference. The foregoing description of the Voting Agreements does not purport to be complete and is qualified in its entirety by reference to the full text of the Voting Agreements.

Important Information and Where to Find It

A stockholder meeting will be announced soon to obtain stockholder approval for the proposed transaction.  The Company intends to file with the SEC and mail to its stockholders a proxy statement and other relevant materials in connection with the proposed transaction.  INVESTORS AND THE COMPANY’S STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT RELATING TO THE PROPOSED TRANSACTION AND ANY OTHER RELEVANT MATERIALS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE COMPANY.  Investors and stockholders may obtain free copies of the proxy statement and other documents (when available) that the Company files with the SEC at the SEC’s website at http://www.sec.gov.  In addition, the proxy statement and other documents filed by the Company with the SEC may be obtained from the Company free of charge by directing a request to Omthera Pharmaceuticals, Inc., Attn: Christian S. Schade, Executive Vice President and Chief Financial Officer, 707 State Road, Princeton, New Jersey 08540.

Certain Information Concerning Participants

The Company and its directors and executive officers and certain other persons may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in connection with the proposed transaction.  Investors and stockholders may obtain information regarding the names, affiliations and interests of the Company’s directors and executive officers in the Company’s final prospectus dated April 11, 2013 filed pursuant to Rule 424(b) under the Securities Act with the SEC on April 12, 2013 (the “Prospectus”).  To the extent holdings of the Company’s securities have changed since the amounts printed in the Prospectus, such changes have been or will be reflected on the Statements of Change in Ownership on Form 4 filed with the SEC.  Additional information regarding the interests of these participants in any proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will also be included in any proxy statement and other relevant materials filed with the SEC if and when they become available.  These documents can be obtained free of charge through the website maintained by the SEC at http://www.sec.gov.

Safe Harbor for Forward-Looking Statements

This Form 8-K, in particular statements regarding the proposed transaction between an affiliate of AstraZeneca PLC and the Company, the expected timetable for completing the transaction, future financial and operating results, benefits and synergies of the transaction, future opportunities for the combined company  and any other statements about AstraZeneca PLC or Company managements’ future expectations, beliefs, goals, plans or prospects, includes forward-looking statements that are based on certain beliefs and assumptions and reflect the current expectations of the Company, AstraZeneca PLC and their respective management.  Statements that are predictive in nature, that depend on or relate to future events or conditions, or that include words such as “believes,” “anticipates,” “expects,” “continues,” “predict,” “potential,” “contemplates,” “may,” “will,” “likely,” “could,” “should,” “estimates,” “intends,” “plans” and other similar expressions are forward-looking statements.  All statements other than statements of historical fact are statements that could be deemed forward-looking statements.  Forward-looking statements involve known and unknown risks, assumptions and uncertainties that may cause actual results in future periods to differ materially from those projected or contemplated in the forward-looking statements, and you should not place undue reliance on these statements.  Some of the factors that could cause actual results to differ materially from current expectations are: the ability to consummate the proposed transaction; any conditions imposed on the parties in connection with the consummation of the proposed transaction; the failure of the Company’s stockholders to approve the proposed transaction; the ability to obtain regulatory approvals of the proposed transaction; the occurrence of any event, change or other circumstances that could give rise to the termination of the agreement relating to the proposed transaction; the Company’s ability to maintain relationships with employees and third parties following announcement of the proposed transaction; the ability of the parties to satisfy the conditions to the closing of the proposed transaction; the risk that the proposed transaction may not be completed in the time frame expected by the parties or at all; and the risks that are described from time to time in the Company’s reports filed with the SEC, including the Prospectus, in other of the Company’s filings with the SEC from time to time, including Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, and on general industry and economic conditions.  If the proposed transaction is consummated, our stockholders will cease to have any equity interest in the Company and will have no right to participate in its earnings and future growth.  The Company disclaims any intention or obligation to update or revise any forward looking statements, whether as a result of new information, future events or otherwise.

Item 9.01              Financial Statements and Exhibits.

(d) Exhibits

Exhibits Number	Description

2.1	Agreement and Plan of Merger, dated as of May 27, 2013, among Omthera Pharmaceuticals, Inc., Zeneca, Inc. and KAFA Acquisition Corp.

99.1	Form of Contingent Value Rights Agreement, by and between Zeneca, Inc. and the Rights Agent

99.2	Stockholder Voting Agreement, dated May 27, 2013, by and between Zeneca, Inc. and Gerald L. Wisler

99.3	Stockholder Voting Agreement, dated May 27, 2013, by and between Zeneca, Inc. and Michael H. Davidson

99.4	Stockholder Voting Agreement, dated May 27, 2013, by and among Zeneca, Inc., New Enterprise Associates 13, L.P., and NEA Ventures 2001, Limited Partnership

99.5	Stockholder Voting Agreement, dated May 27, 2013, by and between Zeneca, Inc. and Sofinnova Capital VI FCPR

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 28, 2013	Omthera Pharmaceuticals, Inc.

	By:	/S/ CHRISTIAN S. SCHADE
Christian S. Schade
Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibits Number	Description

2.1	Agreement and Plan of Merger, dated as of May 27, 2013, among Omthera Pharmaceuticals, Inc., Zeneca, Inc. and KAFA Acquisition Corp.

99.1	Form of Contingent Value Rights Agreement, by and between Zeneca, Inc. and the Rights Agent

99.2	Stockholder Voting Agreement, dated May 27, 2013, by and between Zeneca, Inc. and Gerald L. Wisler

99.3	Stockholder Voting Agreement, dated May 27, 2013, by and between Zeneca, Inc. and Michael H. Davidson

99.4	Stockholder Voting Agreement, dated May 27, 2013, by and among Zeneca, Inc., New Enterprise Associates 13, L.P., and NEA Ventures 2001, Limited Partnership

99.5	Stockholder Voting Agreement, dated May 27, 2013, by and between Zeneca, Inc. and Sofinnova Capital VI FCPR